                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 1997
                                                           (July 31, 1997)



                         KATZ DIGITAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                         0-27934               13-3377693
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)




        Twenty-One Penn Plaza
          New York, New York                                       10001
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:(212) 594-4800

                         KATZ DIGITAL TECHNOLOGIES, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                AUGUST 13, 1997


                                ITEMS IN FORM 8-K

                                                                            Page
Facing page

Item 2.     Acquisition or Disposition of Assets.                             3

Item 7.     Financial Statements and Exhibits.                                5


Signatures

Exhibit Index

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 1997, Advanced Digital Services, Inc. ("ADSI") was merged with and into Katz Digital Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("KDAI"), pursuant to a Plan and Agreement of Merger (the "Merger Agreement") by and among the Registrant, ADSI, the former shareholders of ADSI (the "ADSI Shareholders") and KDAI (the "Merger"). ADSI, based in New York, New York, provides digital prepress printing services to leading advertising agencies, publishers and other businesses. Upon effectiveness of the Merger, KDAI, the surviving corporation (the "Survivor Corporation"), assumed the name "Advanced Digital Services, Inc." and succeeded to, and will continue to own and operate, the business and assets of ADSI.

         As aggregate consideration for the Merger, the ADSI Shareholders received cash in the amount of $500,000, 301,818 shares of the Registrant's common stock (the "Merger Shares"), and promissory notes in the aggregate principal amount of $250,000, with interest payable thereon at an annual rate of 7% and becoming due and payable July 1, 2002 (the "Notes"). Such Merger consideration is subject to adjustment based on the collectibility of certain accounts receivable of ADSI and variations from certain amounts of ADSI's net worth on July 31, 1997, or the revenues generated by the Survivor Corporation during the first twelve month period following the Merger, all as more fully specified in the Merger Agreement. The Notes and the certificates representing the Merger Shares will be held in escrow pending the final determination of the Merger consideration.

         The Registrant utilized a portion of its cash balances to fund the cash portion of the Merger consideration.

         The Merger consideration was determined by arms-length negotiations between the management of the Registrant and the ADSI Shareholders. The number of the Merger Shares (which are subject to adjustment as described above) was determined by dividing $835,673 by the average closing price of the Registrant's Common Stock for twenty (20) consecutive trading days on the NASDAQ National Market ending three (3) business days prior to the date of consummation of the Merger.

         Concurrently with the Merger, each of the ADSI Shareholders, who were also the former principal officers of ADSI, entered into employment agreements with the Survivor Corporation to become Vice Presidents for five year terms, as well as agreements imposing certain non-competition and confidentiality restrictions. Such employment and non-competition agreements are included in this Report as exhibits thereto.

         The ADSI Shareholders have agreed not to sell or otherwise transfer the Merger Shares until February 1, 1999. The Registrant has undertaken to use its best efforts to prepare and file a Registration Statement with the Securities and Exchange Commission to allow for the resale of the Merger Shares after such date pursuant to the Securities Act of 1933, as amended.

         Certain of the assets owned by ADSI prior to the Merger included machinery, equipment and other physical property that was used for digital prepress printing services. The Registrant intends to continue to use these assets for such purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

         It is impracticable at this time to include herein the financial statements of ADSI for the periods specified in Item 310(c)(3) of Regulation S-B. The required financial statements of ADSI will be filed under cover of Form 8-KA as soon as practicable, but not later than October 13, 1997, which is sixty
(60) days after the date by which this Report on Form 8-K must be filed.

         (b) PRO FORMA FINANCIAL INFORMATION.

         It is impracticable at this time to include herein the pro forma financial information of the Registrant reflecting the Merger. The required pro forma information will be filed under cover of Form 8-KA as soon as practicable, but not later than October 13, 1997, which is sixty (60) days after the date by which this Report on Form 8-K must be filed.

         (c)  EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

2.1* Plan and Agreement of Merger by and among the Registrant, Advanced Digital Services, Inc., the former shareholders of Advanced Digital Services, Inc. and
                  Katz Digital Acquisition, Inc., a wholly owned subsidiary of the Registrant, with schedules thereto.

2.2*              Employment Agreement dated July 31, 1997 by and between
                  Advanced Digital Services, Inc. and David Katz.

2.3*              Employment Agreement dated July 31, 1997 by and between
                  Advanced Digital Services, Inc. and Gary Ritkes.

2.4* Non-Competition Agreement dated July 31, 1997 by and between the Registrant and David Katz.

2.5* Non-Competition Agreement dated July 31, 1997 by and between the Registrant and Gary Ritkes.

------------------

*        Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 13, 1997
                                   KATZ DIGITAL TECHNOLOGIES, INC.



                                   By:/s/ Donald L. Flamm
                                      -------------------------------------
                                      Donald L. Flamm
                                      Vice President and Chief Financial
                                        Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

2.1* Plan and Agreement of Merger by and among the Registrant, Advanced Digital Services, Inc., the former shareholders of Advanced Digital Services, Inc. and Katz Digital
                  Acquisition, Inc., a wholly owned subsidiary of the Registrant, with schedules thereto.

2.2*              Employment Agreement dated July 31, 1997 by and between
                  Advanced Digital Services, Inc. and David Katz.

2.3*              Employment Agreement dated July 31, 1997 by and between
                  Advanced Digital Services, Inc. and Gary Ritkes.

2.4* Non-Competition Agreement dated July 31, 1997 by and between the Registrant and David Katz.

2.5*              Non-Competition Agreement dated July 31, 1997 by and between the Registrant and Gary Ritkes.
------------------

*        Filed herewith